Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended June 30, 2017

– Quarterly GAAP Earnings of $0.44 and Core Earnings of $0.52 per Diluted Common Share –

– Deploys $1.5 Billion of Capital –

– Expands Borrowing Capacity with Membership in Federal Home Loan Bank of Chicago –

    –Expects Gains from Investment in Ten-X (formerly Auction.com) –

    – Declares Dividend of $0.48 per share for the Third Quarter of 2017 –

GREENWICH, Conn., August 9, 2017 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2017.  The Company’s second quarter 2017 GAAP net income was $117.4 million, or $0.44 per diluted share, and Core Earnings (a non-GAAP financial measure) was $136.8 million, or $0.52 per diluted share.

“Our performance this quarter was driven by contributions from across our business segments,” stated Barry Sternlicht, Chairman and CEO of Starwood Property Trust. “Our $1.5 billion of capital deployment included $871 million of floating-rate large loan originations that should benefit our results in a rising rate environment. Despite the current competitive landscape, we have maintained our disciplined underwriting, with our portfolio LTV remaining modest at just under 63%, consistent with the composition of our portfolio over the last three years.  In addition, our multi-cylinder investment platform and access to diversified funding sources provides us with a competitive advantage, allowing us to continue to deliver attractive returns to our shareholders.

Shortly after quarter end, we expanded our access to attractive capital through membership in the Federal Home Loan Bank of Chicago. In addition, Ten-X entered into a strategic transaction which will allow us to harvest some of the significant embedded value on our balance sheet next quarter.

With a diverse and growing global pipeline, we will continue to patiently deploy capital across our target assets into the best risk-adjusted opportunities.”

Dividend

On August 9, 2017, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending September 30, 2017. The dividend is payable on October 13, 2017 to common stockholders of record as of September 29, 2017.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found at the Company’s website in the Investor Relations section under “Quarterly Earnings” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a webcast and conference call on Wednesday, August 9, 2017, at 10:00 a.m. Eastern Time to discuss second quarter financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-888-397-5350

International:  1-719-457-2620

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  7326243

The playback can be accessed through August 23, 2017.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is the largest commercial mortgage real estate investment trust in the United States. The Company’s core business focuses on originating, acquiring, financing and managing commercial mortgage loans and other commercial real estate debt and equity investments. Through its subsidiary LNR Property, LLC, Starwood Property Trust also operates as the largest commercial mortgage special servicer in the United States. With total capital deployed since inception of over $35 billion, Starwood Property Trust continues to solidify its position as one of the premier real estate finance companies in the country.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.   Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended June 30, 2017

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$116,993	$3,619	$—	$—	$120,612	$—	$120,612
Interest income from investment securities	11,611	38,192	—	—	49,803	(37,433)	12,370
Servicing fees	216	33,663	—	—	33,879	(15,251)	18,628
Rental income	—	12,687	46,279	—	58,966	—	58,966
Other revenues	293	545	221	—	1,059	(66)	993
Total revenues	129,113	88,706	46,500	—	264,319	(52,750)	211,569
Costs and expenses:
Management fees	469	18	—	24,096	24,583	50	24,633
Interest expense	24,486	4,856	10,899	31,351	71,592	(275)	71,317
General and administrative	5,359	22,789	1,000	3,298	32,446	74	32,520
Acquisition and investment pursuit costs	385	53	99	—	537	—	537
Costs of rental operations	—	5,232	17,792	—	23,024	—	23,024
Depreciation and amortization	16	4,737	17,279	—	22,032	—	22,032
Loan loss allowance, net	(2,694)	—	—	—	(2,694)	—	(2,694)
Other expense	—	176	(34)	—	142	—	142
Total costs and expenses	28,021	37,861	47,035	58,745	171,662	(151)	171,511
Income (loss) before other income (loss), income taxes and non-controlling interests	101,092	50,845	(535)	(58,745)	92,657	(52,599)	40,058
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	77,761	77,761
Change in fair value of servicing rights	—	(13,667)	—	—	(13,667)	5,666	(8,001)
Change in fair value of investment securities, net	(149)	12,256	—	—	12,107	(14,600)	(2,493)
Change in fair value of mortgage loans held-for-sale, net	(152)	15,558	—	—	15,406	—	15,406
Earnings from unconsolidated entities	1,230	35,892	2,488	—	39,610	(10,145)	29,465
(Loss) gain on sale of investments and other assets, net	(3)	5,109	77	—	5,183	—	5,183
Loss on derivative financial instruments, net	(14,926)	(2,179)	(20,481)	—	(37,586)	—	(37,586)
Foreign currency gain, net	12,882	11	17	—	12,910	—	12,910
OTTI	(109)	—	—	—	(109)	—	(109)
Other income, net	—	704	—	—	704	(613)	91
Total other income (loss)	(1,227)	53,684	(17,899)	—	34,558	58,069	92,627
Income (loss) before income taxes	99,865	104,529	(18,434)	(58,745)	127,215	5,470	132,685
Income tax provision	(127)	(9,325)	—	—	(9,452)	—	(9,452)
Net income (loss)	99,738	95,204	(18,434)	(58,745)	117,763	5,470	123,233
Net income attributable to non-controlling interests	(353)	(30)	—	—	(383)	(5,470)	(5,853)
Net income (loss) attributable to Starwood Property Trust, Inc.	$99,385	$95,174	$(18,434)	$(58,745)	$117,380	$—	$117,380

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended June 30, 2017

(Amounts in thousands except per share data)

		Investing
	Lending	and Servicing	Property
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	99,385	95,174	(18,434)	(58,745)	117,380
Add / (Deduct):
Non-cash equity compensation expense	821	847	28	3,209	4,905
Management incentive fee	—	—	—	4,335	4,335
Acquisition and investment pursuit costs	—	37	(49)	—	(12)
Depreciation and amortization	16	4,367	17,509	—	21,892
Loan loss allowance, net	(2,694)	—	—	—	(2,694)
Interest income adjustment for securities	(224)	2,296	—	—	2,072
Deferred income tax provision for discrete transactions	—	9,911	—	—	9,911
Other non-cash items	—	45	(589)	—	(544)
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	152	(15,558)	—	—	(15,406)
Securities	258	(12,256)	—	—	(11,998)
Derivatives	14,482	1,612	20,229	—	36,323
Foreign currency	(12,882)	(11)	(17)	—	(12,910)
Earnings from unconsolidated entities	(1,230)	(35,892)	(2,488)	—	(39,610)
Purchases and sales of properties	—	(613)	—	—	(613)
Recognition of realized gains / (losses) on:
Loans held-for-sale	(152)	18,888	—	—	18,736
Securities	—	396	—	—	396
Derivatives	(66)	(3,069)	(36)	(246)	(3,417)
Foreign currency	377	(68)	16	—	325
Earnings from unconsolidated entities	1,230	2,387	1,791	—	5,408
Purchases and sales of properties	—	2,449	(153)		2,296
Core Earnings (Loss)	$99,473	$70,942	$17,807	$(51,447)	$136,775
Core Earnings (Loss) per Weighted Average Diluted Share	$0.38	$0.27	$0.07	$(0.20)	$0.52

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the six months ended June 30, 2017

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$226,039	$6,456	$—	$—	$232,495	$—	$232,495
Interest income from investment securities	24,330	73,028	—	—	97,358	(69,764)	27,594
Servicing fees	426	63,744	—	—	64,170	(31,440)	32,730
Rental income	—	24,876	91,132	—	116,008	—	116,008
Other revenues	372	1,009	266	—	1,647	(185)	1,462
Total revenues	251,167	169,113	91,398	—	511,678	(101,389)	410,289
Costs and expenses:
Management fees	923	36	—	47,958	48,917	100	49,017
Interest expense	44,443	9,214	21,106	62,958	137,721	(544)	137,177
General and administrative	9,570	45,369	2,381	5,468	62,788	161	62,949
Acquisition and investment pursuit costs	900	37	271	—	1,208	—	1,208
Costs of rental operations	—	10,719	33,183	—	43,902	—	43,902
Depreciation and amortization	33	9,791	34,436	—	44,260	—	44,260
Loan loss allowance, net	(2,999)	—	—	—	(2,999)	—	(2,999)
Other expense	—	934	(34)	—	900	—	900
Total costs and expenses	52,870	76,100	91,343	116,384	336,697	(283)	336,414
Income (loss) before other income (loss), income taxes and non-controlling interests	198,297	93,013	55	(116,384)	174,981	(101,106)	73,875
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	146,931	146,931
Change in fair value of servicing rights	—	(23,304)	—	—	(23,304)	6,870	(16,434)
Change in fair value of investment securities, net	23	31,301	—	—	31,324	(34,988)	(3,664)
Change in fair value of mortgage loans held-for-sale, net	(152)	26,151	—	—	25,999	—	25,999
Earnings from unconsolidated entities	1,700	36,909	4,949	—	43,558	(11,106)	32,452
(Loss) gain on sale of investments and other assets, net	(59)	5,109	77	—	5,127	—	5,127
Loss on derivative financial instruments, net	(19,461)	(1,482)	(20,992)	—	(41,935)	—	(41,935)
Foreign currency gain, net	17,745	12	17	—	17,774	—	17,774
OTTI	(109)	—	—	—	(109)	—	(109)
Loss on extinguishment of debt	—	—	—	(5,916)	(5,916)	—	(5,916)
Other income, net	—	1,069	—	—	1,069	(613)	456
Total other income (loss)	(313)	75,765	(15,949)	(5,916)	53,587	107,094	160,681
Income (loss) before income taxes	197,984	168,778	(15,894)	(122,300)	228,568	5,988	234,556
Income tax provision	(342)	(8,127)	—	—	(8,469)	—	(8,469)
Net income (loss)	197,642	160,651	(15,894)	(122,300)	220,099	5,988	226,087
Net (income) loss attributable to non-controlling interests	(707)	346	—	—	(361)	(5,988)	(6,349)
Net income (loss) attributable to Starwood Property Trust, Inc.	$196,935	$160,997	$(15,894)	$(122,300)	$219,738	$—	$219,738

Reconciliation of Net Income to Core Earnings

For the six months ended June 30, 2017

(Amounts in thousands except per share data)

		Investing
	Lending	and Servicing	Property
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	196,935	160,997	(15,894)	(122,300)	219,738
Add / (Deduct):
Non-cash equity compensation expense	1,570	1,476	49	4,961	8,056
Management incentive fee	—	—	—	9,805	9,805
Acquisition and investment pursuit costs	—	42	11	—	53
Depreciation and amortization	33	8,841	34,880	—	43,754
Loan loss allowance, net	(2,999)	—	—	—	(2,999)
Interest income adjustment for securities	(472)	4,365	—	—	3,893
Deferred income tax provision for discrete transactions	—	9,911	—	—	9,911
Other non-cash items	—	818	(1,169)	5,916	5,565
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	152	(26,151)	—	—	(25,999)
Securities	86	(31,301)	—	—	(31,215)
Derivatives	18,503	501	20,219	—	39,223
Foreign currency	(17,745)	(12)	(17)	—	(17,774)
Earnings from unconsolidated entities	(1,700)	(36,909)	(4,949)	—	(43,558)
Purchases and sales of properties	—	(613)	—	—	(613)
Recognition of realized gains / (losses) on:
Loans held-for-sale	(152)	29,620	—	—	29,468
Securities	—	10,989	—	—	10,989
Derivatives	14,857	(751)	122	(246)	13,982
Foreign currency	(13,204)	(898)	16	—	(14,086)
Earnings from unconsolidated entities	1,680	2,853	3,563	—	8,096
Purchases and sales of properties	—	2,449	(153)	—	2,296
Core Earnings (Loss)	$197,544	$136,227	$36,678	$(101,864)	$268,585
Core Earnings (Loss) per Weighted Average Diluted Share	$0.76	$0.52	$0.14	$(0.39)	$1.03

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of June 30, 2017

(Amounts in thousands)

		Investing				Investing
	Lending	and Servicing	Property			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$664	$36,185	$12,744	$207,719	$257,312	$4,582	$261,894
Restricted cash	15,573	14,846	12,880	—	43,299	—	43,299
Loans held-for-investment, net	6,207,067	4,008	—	—	6,211,075	—	6,211,075
Loans held-for-sale	318,634	291,482	—	—	610,116	—	610,116
Investment securities	735,086	1,009,151	—	—	1,744,237	(995,303)	748,934
Properties, net	—	285,190	1,675,308	—	1,960,498	—	1,960,498
Intangible assets	—	97,727	121,007	—	218,734	(27,368)	191,366
Investment in unconsolidated entities	31,261	89,211	127,795	—	248,267	(18,728)	229,539
Goodwill	—	140,437	—	—	140,437	—	140,437
Derivative assets	16,538	3,372	26,168	—	46,078	—	46,078
Accrued interest receivable	32,866	480	—	—	33,346	—	33,346
Other assets	46,365	59,345	58,932	1,768	166,410	(2,762)	163,648
VIE assets, at fair value	—	—	—	—	—	53,902,715	53,902,715
Total Assets	$7,404,054	$2,031,434	$2,034,834	$209,487	$11,679,809	$52,863,136	$64,542,945
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$23,813	$56,451	$67,088	$23,126	$170,478	$971	$171,449
Related-party payable	—	90	—	22,688	22,778	—	22,778
Dividends payable	—	—	—	126,171	126,171	—	126,171
Derivative liabilities	6,742	328	981	—	8,051	—	8,051
Secured financing agreements, net	2,700,190	550,704	1,227,402	296,327	4,774,623	(23,700)	4,750,923
Unsecured senior notes, net	—	—	—	2,039,086	2,039,086	—	2,039,086
VIE liabilities, at fair value	—	—	—	—	—	52,864,038	52,864,038
Total Liabilities	2,730,745	607,573	1,295,471	2,507,398	7,141,187	52,841,309	59,982,496
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	2,652	2,652	—	2,652
Additional paid-in capital	2,226,923	861,556	707,726	901,292	4,697,497	—	4,697,497
Treasury stock	—	—	—	(92,104)	(92,104)	—	(92,104)
Accumulated other comprehensive income (loss)	51,734	(155)	4,402	—	55,981	—	55,981
Retained earnings (accumulated deficit)	2,383,738	551,915	27,235	(3,109,751)	(146,863)	—	(146,863)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,662,395	1,413,316	739,363	(2,297,911)	4,517,163	—	4,517,163
Non-controlling interests in consolidated subsidiaries	10,914	10,545	—	—	21,459	21,827	43,286
Total Equity	4,673,309	1,423,861	739,363	(2,297,911)	4,538,622	21,827	4,560,449
Total Liabilities and Equity	$7,404,054	$2,031,434	$2,034,834	$209,487	$11,679,809	$52,863,136	$64,542,945

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:

Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com